EXHIBIT 23.1
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          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in the Form 10-SB/A Registration Statement, of Bluestar Enterprises, Inc. my report as of and for the period ended April 13, 2001 dated April 20, 2001 relating to the financial statements of Bluestar Enterprises, Inc. which appears in such Form 10-SB.

                                    /s/ STAN J.H. LEE, CPA
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                                    STAN J.H. LEE, CPA
                                    Certified Public Accountant

Fort Lee, New Jersey
June 21, 2001

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